UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22572

Multi-Strategy Growth & Income Fund

(Exact name of registrant as specified in charter)

80 Arkay Drive, Suite 110, Hauppauge, NY  11788

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

2/28

Date of reporting period: 2/28/14

Item 1.  Reports to Stockholders.

MULTI-STRATEGY
GROWTH & INCOME FUND

ANNUAL REPORT
February 28, 2014

INVESTOR INFORMATION: (855) 601-3841

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Multi-Strategy Growth & Income Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

February 28, 2014

Dear Valued Shareholder:

We thank you for your investment and continued confidence in the Multi-Strategy Growth & Income Fund (MSFDX, the “Fund”).

The Fund began its second fiscal year on March 1, 2013. During this year, we saw assets under management reach and exceed $100 million. We believe the Fund may benefit from potential economies of scale and expense reductions in the coming year as a result of this achievement. Reaching $100 million in assets under management is a milestone that we are extremely proud of as we build on many of our first year’s successes, including four consecutive quarterly dividend increases, the expansion of our distribution team, and the establishment of a broadly diversified investment portfolio with exposure to multiple industries and asset classes.

The Fund's investment objective remains to seek both returns from capital appreciation and income, with an emphasis on income generation. The following details the accomplishments and operations of the Fund's second fiscal year.

Strategy Overview and Commentary

We invest primarily in three broad strategies: non-listed real estate investment trusts (REITs), alternative investment funds, and debt and equity income investments.

Our non-listed REIT portfolio companies invest in commercial real estate and related financial instruments both domestically and globally in sectors such as commercial office, healthcare, lodging, data centers, retail, shopping centers, multi-family, and commercial mortgages. In our opinion, some of the most attractive areas today are the retail and healthcare sectors, while commercial office is beginning to see signs of growth for the first time since the mid-2000s. The capital markets continue to provide public market listing and merger opportunities for non-listed REITs, which can potentially create liquidity for investors. We have seen several liquidity events in the past—several involving our own holdings—that resulted in significant gains. Currently, seven out of thirteen of our non-listed REIT holdings are closed to new investments, signaling that these investments are entering the next phase of their lifecycles.

Our alternative investment fund strategy primarily invests in non-listed business development companies (BDCs), which specialize in financing private, middle-market U.S. businesses. The value of middle-market businesses can range from $50 million to as large as $1 billion in “earnings before interest, taxes, depreciation, and amortization,” also known as “EBITDA.” BDCs finance these businesses with a variety of structures, including senior secured loans, junior loans, and equity warrants. Loans may be fixed or floating rate. Today, the Fund’s BDC portfolio holdings are primarily invested in senior secured floating-rate loans. When many traditional banks exited the middle-market lending business following the “Great Recession,” BDCs and private equity firms became, and have remained to this day, some of the primary resources for private, middle-market companies to seek capital. We feel that this market will continue to produce attractive lending opportunities.

Our debt and equity income strategy primarily invests in master limited partnerships (MLPs), preferred stocks, and dividend-paying common stocks. The combination of MLPs, preferred stocks, and dividend-paying common stocks provides the Fund with liquidity as well as potential for growth and income.

Performance

We seek to achieve long-term returns that are non-correlated with stocks (as measured by the S&P 500 Index[1]) and bonds (as measured by the Barclays Aggregate Bond Index[2]). The Fund’s performance has been situated between that of the stock and bond indices as expected.

Since Inception: As of February 28, 2014, the Fund has delivered a 9.38% total return (6.27% net of sales load of 5.5%) since its inception on March 16, 2012. Compare that to a 17.99% return from the S&P 500 Index[1] and a 2.13% return from the Barclays Aggregate Bond Index[2] for that same timeframe.

One-Year Trailing: As of February 28, 2014, the Fund delivered a 11.01% total return (4.88% net of sales load of 5.5%). Compare that to a 25.37% return from the S&P 500 Index[1] and a 0.15% return from the Barclays Aggregate Bond Index[2] for that same timeframe.

These were the best performing asset classes and sectors in which the Fund invested:

•

Retail-focused real estate

•

Commercial real estate loans

•

Business development companies

•

Multi-family residential real estate

•

MLPs

•

Dividend paying stocks

These were the worst performing asset classes and sectors in which the Fund invested:

•

Healthcare-focused real estate

•

Residential development financing

•

Preferred stocks

Six-Month Trailing: As of February 28, 2014, the Fund delivered a 7.25% total return (1.34% net of sales load of 5.5%). Compare that to a 15.07% return from the S&P 500 Index[1] and a 2.84% return from the Barclays Aggregate Bond Index[2] for that same timeframe.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so shares may be worth more or less than their original cost when redeemed. Past performance is no guarantee of future results. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund at least until June 30, 2014, to ensure that the net annual Fund operating expenses will not exceed 1.75%, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund’s total annual operating expenses would be 3.30% per the Fund’s May 31, 2013 prospectus. Please review the Fund’s prospectus for more detail on the Fund’s expenses. Results shown reflect the waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (855) 601-3841 or visit our website, www.growthandincomefund.com.

Distributions

We have been able to bring value to our shareholders through ongoing improvements to our distribution strategy as follows:

•

We transitioned the Fund’s distributions from quarterly to monthly.

•

The Fund distributed $0.897 per share for the fiscal year ending on February 28, 2014, as compared to $0.36 per share the previous fiscal year. This is a 149.20% increase.

•

The Fund distributed $4,845,048 for the fiscal year ending on February 28, 2014, as compared to $738,402 the previous fiscal year.

Sub-Advisor

First Allied Asset Management (“FAAM”), the sub-adviser to the Fund, was acquired by Realty Capital Securities. This change in control required a shareholder vote to approve FAAM’s continued role as sub-advisor. In November 2013, the shareholders voted to approve this ongoing relationship.

Tactical Allocation

Our long-term belief in investing in alternative assets (such as non-listed REITs, BDCs, and private funds) to achieve non-correlated returns and consistent distributions has not changed. However, as markets have adjusted and presented opportunities throughout the year, we have made tactical changes to our model that have positively impacted our overall performance this past year.

We reduced our strategy-level allocation to our non-listed REIT and debt and equity income investment strategies, and we increased the allocation to our alternative investment fund strategy.

By reducing our strategy-level allocation to non-listed REITs and increasing our allocation to BDCs, we helped enhance the overall yield of the Fund and provided additional exposure to middle-market company floating-rate debt instruments.

During the first half of the fiscal year, we reduced our allocation to dividend-paying common stocks and covered call writing and increased our allocation to MLPs and preferred stocks within our debt and equity income investment strategy. This resulted in increased income to the Fund while maintaining similar overall risk and volatility profiles. We currently do not have any traditional debt investments in this strategy.

Market Commentary

There is broad debate regarding the future of the global economy. But one thing is certain: in the past year, the broad stock and real estate markets have continued to experience robust growth and, according to a recent Bloomberg article, consumer confidence is now at a six-year high.

Many believe that this trend will continue, which should benefit the Fund. However, if the market retreats, the defensive management ability of our equity-income portfolio, along with our exposure to non-listed assets, may mitigate impact to the Fund. Over the next couple of years, we anticipate that the Federal Reserve will keep short-term rates low as the economy recovers. We further expect the current level on the 10-year Treasury yield to represent the bottom end of yields for the intermediate term.

We believe the Fund’s allocation to non-correlated investments will help insulate it from potential rising interest-rate and inflation risks ahead. As interest rates eventually rise, our exposure to floating-rate securities through BDCs should adjust upwards and may allow for the Fund to take advantage of higher yields. We also anticipate little impact to the non-listed real estate portion of our portfolio, as non-listed real estate has the potential to be a strong hedge against inflation and rising interest rates.

We continue seeking investment opportunities and strategies that provide our investors with current income and long-term growth potential.

Thank you again for your trust and confidence in our strategy. We look forward to continued success together.

Sincerely,

Ray Lucia Jr.

CEO | RJL Capital Management, LLC

President | Multi-Strategy Growth & Income Fund

There is no guarantee that any investment strategy will achieve its objectives, generate profits, or avoid losses. Past performance does not guarantee future results.

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for up to 5% of the shares outstanding at net asset value.

[1] S&P 500: An index of 500 stocks chosen for market size, liquidity, and industry grouping (among other factors). It is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. An investor cannot invest directly in an index.

[2] Barclays Aggregate Bond Index: An index commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment-grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed-income instruments. An investor cannot invest directly in an index.

Multi-Strategy Growth & Income Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through February 28, 2014*

The Fund’s performance figures for the period ending February 28, 2014, compared to its benchmarks:

Total Returns as of February 28, 2014	One Year	Since Inception*
Multi-Strategy Growth & Income Fund
Without Load	11.01%	9.38%
With Load	4.88%	6.27%
Barclays Aggregate Bond Index	0.15%	2.13%
S&P 500 Total Return Index	25.37%	17.99%

________________

* The Fund commenced operations March 16, 2012.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  The Fund’s total gross annual operating expenses, per its prospectus dated May 31, 2013, including underlying funds, are 3.30%. The Fund is subject to a maximum sales load imposed on purchases of 5.50%.  The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.

Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS
February 28, 2014
Shares	Security	Value

	COMMON STOCK - 12.83%
	AGRICULTURE - 0.39%
10,000	Reynolds American, Inc. ^	$ 508,300

	BANKS - 0.60%
7,000	Bank of Hawaii Corp. ^	409,150
5,500	Bank of Montreal	362,835
		771,985
	CHEMICALS - 0.26%
10,000	Potash Corp of Saskatchewan, Inc.	332,900

	ELECTRIC - 0.67%
6,500	Entergy Corp.	414,830
14,000	PPL Corp.	452,060
		866,890
	FOOD - 0.32%
7,500	Kraft Foods Group, Inc.	414,525

	GAS - 0.72%
8,500	AGL Resources, Inc.	399,840
14,900	NGL Energy Partners LP ^	540,274
		940,114
	INVESTMENT COMPANIES - 0.24%
17,120	Ares Capital Corp.	308,674

	OIL & GAS - 0.47%
17,500	Crestwood Equity Partners LP	234,675
8,000	Diamond Offshore Drilling, Inc.	378,400
		613,075
	PHARMACEUTICALS - 1.09%
9,000	Eli Lilly & Co. ^	536,490
7,500	GlaxoSmithKline PLC - ADR	419,550
8,000	Merck & Co., Inc. ^	455,920
		1,411,960
	PIPELINES - 5.16%
25,000	Boardwalk Pipeline Partners LP ^	307,750
7,000	Buckeye Partners LP ^	512,610
14,650	Crestwood Midstream Partners LP	328,015
7,500	DCP Midstream Partners LP ^	366,000
18,000	El Paso Pipeline Partners LP ^	540,900
20,000	Enbridge Energy Partners LP	550,400
9,000	Energy Transfer Partners LP ^	499,770
7,500	Kinder Morgan Energy Partners LP	557,025
35,000	Niska Gas Storage Partners LLC	463,400
22,000	NuStar GP Holdings LLC ^	660,880
7,000	Targa Resources Partners LP ^	375,830
10,000	TC Pipelines LP ^	466,200
10,000	TransMontaigne Partners LP ^	413,000
13,000	Williams Partners LP	644,930
		6,686,710
	SEMICONDUCTORS - 0.34%
18,000	Intel Corp.	445,680

	SOFTWARE - 0.32%
12,500	CA, Inc. ^	418,750

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 28, 2014
Shares	Security		Value

	TELECOMMUNICATIONS - 0.73%
16,000	AT&T, Inc. ^		$ 510,880
20,000	Cisco Systems, Inc. ^		436,000
			946,880
	TRANSPORTATION - 1.52%
16,500	Golar LNG Partners LP		498,465
13,000	Martin Midstream Partners LP ^		546,910
11,300	Teekay LNG Partners LP		470,870
14,000	Teekay Offshore Partners LP ^		458,640
			1,974,885

	TOTAL COMMON STOCK		16,641,328
	(Cost - $16,013,634)

	PRIVATE INVESMENT COMPANY - 0.38%
1	Aim Infrastructure MLP Fund II LP #		487,660
	TOAL PRIVATE INVESMENT COMPANY
	(Cost - $562,500)

	REAL ESTATE INVESTMENT TRUSTS - 51.36%
507,400	American Realty Capital Healthcare Trust, Inc. #		3,904,137
75,659	American Realty Capital Healthcare Trust II, Inc. #		1,750,000
593,515	American Realty Capital New York Recovery REIT, Inc. #		6,003,237
195,254	American Realty Capital Properties, Inc.		2,868,284
669,189	American Realty Capital Retail Centers of America, Inc. #		6,190,000
189,189	American Realty Capital Trust Global, Inc. #		1,750,000
188,108	American Realty Capital Trust V, Inc. #		5,118,837
228,122	Carey Watermark Investors, Inc. #		2,110,130
935,657	Cottonwood Residential, Inc. #		5,585,874
668,108	CV Mission Critical REIT, Inc. #		6,180,000
4,500	EPR Properties		239,670
198,378	Hines Global REIT, Inc #		1,886,380
16,000	Hospitality Properties Trust		424,000
764,346	NorthStar Real Estate Income Trust, Inc. #		8,832,751
593,514	Phillips Edison ARC Shopping Center REIT, Inc. #		5,911,445
19,000	Senior Housing Properties Trust		423,700
388,931	Steadfast Income REIT, Inc. #		4,115,160
218,219	United Development Funding IV #		3,338,784
	TOTAL REAL ESTATE INVESTMENT TRUSTS		66,632,389
	(Cost - $60,739,860)

	BUSINESS DEVELOPMENT COMPANIES - 20.40%
1,118,606	Business Development Corporation of America #		11,588,756
1,078,033	Corporate Capital Trust, Inc. #		11,268,677
381,558	Sierra Income Corp. #		3,600,000
	TOTAL BUSINESS DEVELOPMENT COMPANIES		26,457,433
	(Cost - $25,991,150)
		Interest Rate (%)
	PREFERRED STOCK - 11.27%
	BANKS - 2.38%
17,000	Cullen/Frost Bankers, Inc.	5.3750	370,600
26,000	Deutsche Bank Contingent Capital Trust V	8.0500	707,980
20,000	First Republic Bank, Series A	6.7000	500,600
29,000	JP Morgan Chase Capital XXIX	6.7000	748,780
30,000	SVB Capital II	7.0000	763,500
			3,091,460
	CLOSED-END FUNDS - 0.40%
20,000	General American Investors Co., Inc., Series B	5.9500	510,802

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 28, 2014
Shares	Security	Interest Rate (%)	Value

	DIVERSIFIED FINANCIAL SERVICES - 1.23%
30,000	Morgan Stanley Capital Trust VI	6.6000	$ 751,500
17,784	SLM Corp. , Series A	6.9700	841,895
			1,593,395
	ELECTRIC - 1.42%
7,222	Duquesne Light Co.	6.5000	361,100
31,500	NextEra Energy Capital Holdings, Inc., Series F	8.7500	804,195
30,000	SCE Trust I	5.6250	678,000
			1,843,295
	INSURANCE - 0.97%
21,500	Aegon NV	7.2500	545,670
27,500	Partnerre, Ltd., Series E	7.2500	709,775
			1,255,445
	REITS - 4.87%
98,073	American Realty Capital Properties, Inc., Series F	6.7000	2,209,580
33,000	CommonWealth REIT, Series E	7.2500	787,710
30,231	Digital Realty Trust, Inc., Series E	7.0000	727,056
28,500	Health Care REIT, Inc., Series J	6.5000	688,845
18,000	Public Storage, Series O	6.8750	472,860
28,500	Realty Income Corp., Series E	6.7500	714,495
29,000	Vornado Realty Trust, Series I	6.6250	719,200
			6,319,746

	TOTAL PREFERRED STOCK		14,614,143
	(Cost - $14,973,469)

	SHORT-TERM INVESTMENTS - 3.12%
	MONEY MARKET FUND - 3.12%
4,042,766	AIM STIT-Government & Agency Portfolio, 0.02% +		4,042,766
	TOTAL SHORT-TERM INVESTMENTS
	(Cost - $4,042,766)

	TOTAL INVESTMENTS - 99.37%
	(Cost - $122,323,379) (a)		$ 128,875,719
	CALL OPTIONS WRITTEN - (0.29) %		(370,060)
	OTHER ASSETS LESS LIABILITIES - 0.92%		1,191,478
	NET ASSETS - 100.00%		$ 129,697,137

# Fair Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. Total value of such securities is $89,621,828 or 69.10% of net assets.
+ Money market fund; interest rate reflects the seven-day effective yield on February 28, 2014.
^ Each stock position is subject to written call options.
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including call options written is $121,442,931 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:		$ 9,772,070
	Unrealized depreciation:		(2,709,342)
	Net unrealized appreciation:		$ 7,062,728

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 28, 2014
Contracts (1)	Security	Value

	CALL OPTIONS WRITTEN - (0.29) % (Continued)
140	AT&T, Inc.	$ 5,460
	Expiration October 2014, Exercise Price $35.00
70	Bank of Hawaii Corp.	3,150
	Expiration April 2014, Exercise Price $60.00
250	Boardwalk Pipeline Partners LP	23,750
	Expiration June 2014, Exercise Price $12.50
70	Buckeye Partners LP	19,250
	Expiration August 2014, Exercise Price $75.00
125	CA, Inc.	21,875
	Expiration January 2015, Exercise Price $35.00
200	Cisco Systems, Inc.	23,400
	Expiration October 2014, Exercise Price $22.00
75	DCP Midstream Partners LP	11,625
	Expiration July 2014, Exercise Price $50.00
120	El Paso Pipeline Partners, LP	1,500
	Expiration June 2014, Exercise Price $42.50
90	Eli Lilly & Company	34,200
	Expiration January 2015, Exercise Price $60.00
90	Energy Transfer Partners LP	14,220
	Expiration January 2015, Exercise Price $57.50
130	Martin Midstream Partners LP	650
	Expiration July 2014, Exercise Price $45.00
80	Merck & Co, Inc.	47,600
	Expiration January 2015, Exercise Price $52.50
149	NGL Energy Partners LP	25,330
	Expiration April 2014, Exercise Price $35.00
220	NuStar GP Holdings LLC	51,700
	Expiration June 2014, Exercise Price $30.00
100	Reynolds American, Inc.	25,400
	Expiration August 2014, Exercise Price $50.00
70	Targa Resources Partners LP	24,500
	Expiration June 2014, Exercise Price $50.00
100	TC Pipelines LP	2,250
	Expiration May 2014, Exercise Price $55.00
140	Teekay Offshore Partners LP	25,200
	Expiration August 2014, Exercise Price $32.00
100	TransMontaigne Partners LP	9,000
	Expiration September 2014, Exercise Price $45.00
	TOTAL CALL OPTIONS WRITTEN	370,060
	(Proceeds - $335,349)

(1) Each option contract allows the holder of the option to purchase 100 shares of the underlying stock.

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 28, 2014

Portfolio Composition as of February 28, 2014 (Unaudited)

Percent of Net Assets
REITS	56.23%
Business Development Companies	20.40%
Financial	5.82%
Energy	5.63%
Utilities	2.81%
Consumer, Non-Cyclical	1.80%
Industrial	1.52%
Communications	0.73%
Technology	0.67%
Private Investments	0.38%
Basic Materials	0.26%
Short-term Investments	3.12%
Call Options Written	(0.29)%
Other Assets Less Liabilities	0.92%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2014

Assets:
Investments in Securities, at Value (identified cost $122,323,379)	$128,875,719
Cash	359,158
Dividends and Interest Receivable	523,624
Receivable for Fund Shares Sold	405,418
Prepaid Expenses and Other Assets	47,243
Total Assets	130,211,162

Liabilities:
Call Options Written, at value (premiums $335,349)	370,060
Shareholder Servicing Fees Payable	22,865
Payable to Other Affiliates	14,259
Accrued Advisory Fees	76,367
Other Accrued Expenses	30,474
Total Liabilities	514,025

Net Assets (Unlimited shares of no par value benficial interest
authorized; 7,854,836 shares of beneficial interest outstanding)	$129,697,137

Net Asset Value and Redemption Price Per Share
($129,697,137/7,854,836 shares of beneficial interest outstanding)	$ 16.51
Maximum Offering Price Per Share
($16.51/0.945)	$ 17.47

Composition of Net Assets:
At February 28, 2014, Net Assets consisted of:
Paid-in-Capital	$122,634,409
Undistributed Net Investment Income	548,754
Accumulated Net Realized Loss on:
Investments and Options Written	(3,655)
Net Unrealized Appreciation/Depreciation on:
Investments	6,552,340
Options Written	(34,711)
Net Assets	$129,697,137

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
STATEMENT OF OPERATIONS
For the Year Ended February 28, 2014

Investment Income:
Dividend Income (less $2,153 foreign taxes withheld)	$ 3,594,909
Interest Income	693
Total Investment Income	3,595,602

Expenses:
Investment Advisory Fees	639,403
Shareholder Servicing Fees	213,096
Administration Fees	94,463
Transfer Agent Fees	74,008
Legal Fees	63,499
Printing Expense	44,731
Trustees' Fees and Expenses	39,899
Registration & Filing Fees	39,087
Fund Accounting Fees	36,397
Professional Fees	34,479
Insurance Expense	31,065
Audit Fees	22,250
Sub-Transfer Agency Fees	15,993
Custody Fees	10,417
Offering Cost	4,159
Miscellaneous Expenses	827
Total Expenses	1,363,773
Plus: Expense Reimbursement Recaptured	129,238
Net Expenses	1,493,011

Net Investment Income	2,102,591

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on:
Investments	2,364,874
Options Written	99,673
Distributions of realized gain from underlying investment companies	58,504
Total Net Realized Gain	2,523,051
Net Change in Unrealized Appreciation/Depreciation on:
Investments	4,943,351
Options Written	(34,982)
Total Net Change in Unrealized Appreciation	4,908,369

Net Realized and Unrealized Gain on Investments	7,431,420

Net Increase in Net Assets Resulting From Operations	$ 9,534,011

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Period
	Ended	Ended
	February 28, 2014	February 28, 2013*

Operations:
Net Investment Income	$ 2,102,591	$ 529,968
Net Realized Gain on Investments
and Options Written	2,464,547	527,521
Distributions of Realized Gain from
Underlying Investment Companies	58,504	-
Net Change in Unrealized Appreciation
on Investments and Options Written	4,908,369	1,609,260
Net Increase in Net Assets
Resulting From Operations	9,534,011	2,666,749

Distributions to Shareholders From:
Net Investment Income ($0.29 and $0.36 per share, respectively)	(1,556,059)	(738,402)
Realized Gains ($0.55 and $0.00 per share, respectively)	(2,843,571)	-
Return of Capital ($0.06 and $0.00 per share, respectively)	(445,418)	-
Total Distributions to Shareholders	(4,845,048)	(738,402)

From Shares of Beneficial Interest:
Proceeds from Shares Issued (4,773,153 and 2,973,794 shares, respectively)	76,533,102	44,860,835
Distributions Reinvested (270,931 and 46,346 shares, respectively)	4,329,195	705,651
Cost of Shares Redeemed (169,673 and 46,382 shares, respectively)	(2,742,002)	(706,954)
Net Increase in Net Assets From Shares of Beneficial Interest	78,120,295	44,859,532

Total Increase in Net Assets	82,809,258	46,787,879

Net Assets:
Beginning of Period	46,887,879	100,000
End of Period	$ 129,697,137	$ 46,887,879

Undistributed Net Investment Income at End of Period	$ 548,754	$ 50,489
_______
*The Fund commenced operations on March 16, 2012.

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
STATEMENT OF CASH FLOWS
For the Year Ended February 28, 2014

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 9,534,011
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments and options written	(89,819,394)
Proceeds from sales	13,334,033
Purchases of short term investments, net	(1,079,957)
Return of capital and capital gain distributions from REITs	2,780,111
Net realized gain from investments and options written	(2,464,547)
Net change in unrealized appreciation from investments and options written	(4,908,369)

Changes in assets and liabilities
(Increase)/Decrease in assets:
Due From Investment Advisor	21,571
Dividends and Interest Receivable	(295,874)
Deferred Cost	4,159
Prepaid Expenses and Other Assets	(14,388)
Increase/(Decrease) in liabilities:
Payable to Other Affiliates	2,056
Payable for Securities Purchased	(227,865)
Accrued Advisory Fee	76,367
Accrued Shareholder Servicing Fee	14,401
Accrued Expenses and Other Liabilities	3,224
Net cash used in operating activities	(73,040,461)

Cash flows from financing activities:
Proceeds from shares sold	76,657,455
Payment on shares redeemed	(2,742,002)
Cash distributions paid	(515,834)
Net cash provided by financing activities	73,399,619

Net increase in cash	359,158
Cash at beginning of period	-
Cash at end of period	359,158

Supplemental disclosure of non-cash activity:
Noncash financing activities not including herein consists of reinvestment of dividends	$ 4,329,195
_____

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For the Year		Period
	Ended		Ended
	February 28, 2014		February 28, 2013 *

Net Asset Value, Beginning of Period	$ 15.73		$ 15.00
Increase From Operations:
Net investment income (a)	0.39		0.32
Net gain on investments
(both realized and unrealized)	1.29		0.77
Total from operations	1.68		1.09

Less Distributions:
From net investment income	(0.29)		(0.36)
From net realized gains on investments	(0.55)		-
From paid in capital	(0.06)		-
Total Distributions	(0.90)		(0.36)

Net Asset Value, End of Period	$ 16.51		$ 15.73

Total Return (b)	11.01%		7.34%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 129,697		$ 46,888
Ratio to average net assets:
Expenses, Gross	1.60%		2.61%	(c)
Expenses, Net of Reimbursement/Recapture	1.75%	(e)	1.75%	(c)
Net investment income, Net of Reimbursement/Recapture	2.46%		2.19%	(c)
Portfolio turnover rate	14%		108%	(d)

__________
*The Fund commenced operations on March 16, 2012.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Advisor not absorbed a portion of Fund expenses, total return would have been lower.  Total returns for periods less than one year are not annualized.

(c) Annualized for periods less than one year.
(d) Not annualized.
(e) Such ratio includes the Advisor's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund

NOTES TO FINANCIAL STATEMENTS

February 28, 2014

1.

ORGANIZATION

Multi-Strategy Growth & Income Fund (the “Fund”) was organized as a Delaware statutory trust on June 3, 2011 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares.  The investment objective of the Fund is to seek returns from capital appreciation and income with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in the income-producing securities of: real estate investment trusts and alternative investment funds, as well as common stocks and structured notes, notes, bonds and asset-backed securities. The Fund commenced operations on March 16, 2012, and it’s investment Advisor is RJL Capital Management, LLC (the “Advisor”).

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the mean of the closing bid and asked prices on the day of valuation.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Fair Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s Net Asset Value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater

Multi-Strategy Growth & Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2014

magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund invests in some securities which are not traded and the Board’s Valuation Committee has established a methodology for fair value of each type of security. Non-traded Real Estate Investment Trusts (“REITs”) that are in the public offering period (or start-up phase) are valued at cost according to management’s fair valuation methodology unless the REIT issues an updated valuation. The Fund generally purchases REITs at NAV or without a commission.  However, start-up REITs amortize a significant portion of their start-up costs and therefore potentially carry additional risks that may impact valuation should the REIT be unable to raise sufficient capital and execute their business plan.  As such, start-up REITs pose a greater risk than seasoned REITs because if they encounter going concern issues, they may see significant deviation in value from the fair value, cost basis approach as represented.  Management is not aware of any information which would cause a change in cost basis valuation methodology currently being utilized for non-traded REITs in their offering period. Non-traded REITs that are in their offering period are generally categorized as Level 3 in the fair value hierarchy. Once a REIT closes to new investors, the Fund values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the REIT issues an updated market valuation. Non-traded REITs that have closed to new investors are generally categorized in Level 2 of the fair value hierarchy, due to the significance of the effect of the application of the movement of the market index on the overall fair valuation of the REIT. Other non-traded private investments are monitored for any independent audits of the security or impairments reported on the potential value of the security. The Valuation Committee meets frequently to discuss the valuation methodology and will adjust the value of a security if there is a public update to such valuation.

The non-traded Business Development Corporations provide weekly and monthly fair value pricing which is used as an indicator of the valuation for the fund. If the value fluctuates, the Advisor will provide an updated price. If a significant event occurs that causes a large change in price, the Fair Valuation Committee will call a meeting to evaluate the fair value. Non-traded Business Development Corporations are categorized as Level 2 in the fair value hierarchy.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Multi-Strategy Growth & Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2014

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of February 28, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Investments:
Common Stock	$ 16,641,328	$ -	$ -	$ 16,641,328
Private Investment Company	-	-	487,660	487,660
Real Estate Investment Trusts	3,955,654	41,220,861	21,455,874	66,632,389
Business Development Corporations	-	26,457,433	-	26,457,433
Preferred Stock	14,614,143		-	14,614,143
Short-Term Investments	4,042,766	-	-	4,042,766
Total Investments:	$ 39,253,891	$ 67,678,294	$ 21,943,534	$ 128,875,719
Liabilities
Call Options Written	$ 237,880	$ 132,180	$ -	$ 370,060

*Refer to the Portfolio of Investments for industry classifications.

There were no transfers between Level 1 and Level 2 during the year ended February 28, 2014. Transfers reflected  in the table below represent transfers from Level 3 to Level 2 due to non-traded REITs that closed their offering period during the year ended February 28, 2014 and are thereafter being valued based upon changes in the value of an appropriate market index.

  It is the Fund’s policy to record transfers into or out of any level at the beginning of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Real Estate Investment Trusts	Private Investments	Totals
Beginning Balance	$ 22,313,329	$ -	$ 22,313,329
Total realized gain (loss)	-		-
Appreciation (Depreciation)	35,879	(74,840)	(38,961)
Cost of Purchases	19,744,995	1,050,000	20,794,995
Proceeds from Sales and returns of capital	-	(487,500)	(487,500)
Accrued Interest	-		-
Net transfers in/out of level 3	(20,638,329)		(20,638,329)
Ending Balance	$ 21,455,874	$ 487,660	$ 21,943,534

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund

Multi-Strategy Growth & Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2014

has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

GAAP requires disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows.

The following table presents the Fund's liability derivatives available for offset under a master netting arrangement net of collateral pledged as of February 28, 2014, were as follows:

Liabilities	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities (1)	Financial Instruments Pledged (2)	Cash Collateral Pledged	Net Amount of Assets
Options Written	$ 370,060	$ 370,060	$ -	$ -
Total	$ 370,060	$ 370,060	$ -	$ -

(1)  Written options at value as presented in the Portfolio of Investments and presented as call options written in the Statement of Asset and Liabilities.

(2)  The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

As of February 28, 2014, the amount of unrealized depreciation and realized gain on option contracts subject to equity price risk amounted to $34,982 and $99,673, respectively.  Such figures can be found on the Statement of Operations.  The table presented under Note 4 provides an indication of the volume of derivative activity during the year ended February 28, 2014.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions on returns filed for open tax years (2013), or expected to be taken in the Fund’s current fiscal year end return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Fund identifies its major tax jurisdictions as U.S. Federal.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended February 28, 2014, the Fund did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income were declared and paid quarterly through June 2013.  Effective July 2013, distributions from investment income were declared and paid monthly.

Multi-Strategy Growth & Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2014

Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement with the Trust, with respect to the Fund, (the “Advisory Agreement”), investment advisory services are provided to the Fund by RJL Capital Management, LLC. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 0.75% of the average daily net assets of the Fund.  For the year ended February 28, 2014, the Advisor earned advisory fees of $639,403.

The Advisor has contractually agreed to waive all or part of its advisory fees and/or make reimbursement payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired underlying fund fees and expenses, or extraordinary expenses such as litigation) at least until June 30, 2014, so that the total annual operating expenses of the Fund do not exceed 1.75% of the Fund’s average daily net assets. During the year ended February 28, 2014, the Advisor did not waive or reimburse any fees.

Waivers and expense reimbursement payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three fiscal years of when the amounts were waived or reimbursed. For the year ended February 28, 2014, the Advisor recouped $129,238 from the Fund for prior period fee waivers/expense reimbursements. As of February 28, 2014, the cumulative expenses subject to recapture amounted to $96,982 and will expire on February 28, 2016.

Sub-advisory services are provided to the Fund pursuant to agreements between the Advisor and First Allied Asset Management, Inc. (the “Sub-Advisor”). Under the terms of the sub-advisory agreements, the Advisor compensates the Sub-Advisor based on a portion of the Fund’s average daily net assets which the Sub-Advisor has been allocated to manage.

Pursuant to separate servicing agreements with Gemini Fund Services LLC, (“GFS”), the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Multi-Strategy Growth & Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2014

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”).  The Board has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.   Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets for such services.  For the year ended February 28, 2014, the Fund incurred shareholder servicing fees of $213,096.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.   The Distributor is an affiliate of GFS. For the year ended February 28, 2014, the Distributor received $4,820,499 in underwriting commissions for sales of the Fund’s shares, of which $429,946 was retained by the principal underwriter or other affiliated broker-dealers.

Trustees – The Fund pays each Trustee who is not affiliated with the Fund or Advisor a quarterly fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending meetings.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust. The Fund also pays each Trustee who is a member of the audit committee a quarterly fee of $1,250.

Other Affiliates – During the year ended February 28, 2014, Lucia Securities, a registered broker/dealer and an affiliate of the Advisor, executed trades on behalf of the Fund for which it received trade commissions of $433,650.  Additionally, during the year ended February 28, 2014, First Allied Securities, Inc., a registered broker/dealer and an affiliate of the Sub-Advisor, executed trades on behalf of the Fund for which it received $38,606 in trade commissions.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended February 28, 2014, amounted to $89,728,842 and 11,318,522, respectively.

Transactions in option contracts written during the year ended February 28, 2014, were as follows:

	Contracts	Premiums
Outstanding at Beginning of Period	20	$ 7,071
Options Written	3,557	518,503
Options Closed	(70)	(17,299)
Options Exercised	(433)	(74,295)
Options Expired	(755)	(98,631)
Outstanding at End of Period	2,319	$ 335,349

5.

REPURCHASE OFFERS / SHARES OF BENEFICIAL INTEREST

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding on the Repurchase Request Deadline. The Board shall determine the quarterly repurchase offer amount.  There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases.

Multi-Strategy Growth & Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2014

	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	March 15, 2013	June 17, 2013	September 17, 2013	December 17, 2013
Repurchase Request Deadline	April 16, 2013	July 17, 2013	October 18, 2013	January 17, 2014
Repurchase Pricing Date	April 16, 2013	July 17, 2013	October 18, 2013	January 17, 2014
Net Asset Value as of Repurchase Offer Date	$16.11	$16.26	$16.08	$16.20
Amount Repurchased	$318,199	$489,566	$891,175	$1,043,062
Percentage of Outstanding Shares Repurchased	0.56%	0.61%	0.95%	0.90%

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Year Ended	Period Ended
	February 28, 2014	February 28, 2013
Ordinary Income	$ 3,054,165	$ 738,402
Long-Term Capital Gain	1,345,465	-
Return of Capital	445,418
	$ 4,845,048	$ 738,402

The difference between the book basis and tax basis character of distributions as of February 28, 2014 is primarily attributable to the income tax treatment of short term capital gain distributions.

As of February 28, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Other	Unrealized	Total
Ordinary	Long-Term	Book/Tax	Appreciation/	Accumulated
Income	Gains	Differences	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ -	$ 7,062,728	$ 7,062,728

The difference between book basis and tax basis unrealized appreciation of investments and undistributed net investment income is primarily attributable to the adjustment for publicly traded partnerships and the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to reclass of distributions and adjustment related to partnerships, resulted in reclassification for the period ended February 28, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income	Loss
$ -	$ (48,267)	$ 48,267

7.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements. On March 28, 2014, the Fund paid a dividend of $0.0713 per share to shareholders of record on March 27, 2014.  The Fund completed a quarterly repurchase offer on April 16, 2014 which resulted in 0.95% of Fund shares being repurchased for $1,353,471. On April 29, 2014, the Fund paid a dividend of $0.0637 per share to shareholders of record on April 28, 2014.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Multi-Strategy Growth & Income Fund

We have audited the accompanying statement of assets and liabilities of Multi-Strategy Growth & Income Fund, including the portfolio of investments, as of February 28, 2014, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period March 16, 2012 (commencement of operations) through February 28, 2013.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include securities valued at $89,621,828 (69% of net assets), whose fair values have been estimated by the Board of Trustees in the absence of readily ascertainable fair values.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Multi-Strategy Growth & Income Fund as of February 28, 2014, and the results of its operations and its cash flows for the year then ended and the changes in its net assets and financial highlights for the year then ended and for the period March 16, 2012 through February 28, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 1, 2014

Multi-Strategy Growth & Income Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

February 28, 2014

As a shareholder of the Fund you incur two types of costs: transaction costs (sales loads) and ongoing costs, which include management fees, shareholder service fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the six month period beginning September 1, 2013 and ending February 28, 2014.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (9/1/13)	Ending Account Value (2/28/14)	Expenses Paid During the Period* (9/1/13 to 2/28/14)
Actual	$1,000.00	$1,072.50	$8.99
Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$8.75

*  Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the number of days in the period from September 1, 2013 through February 28, 2014 (181) divided by the number of days in the fiscal year (365).

Approval of the Continuance of Investment Advisory Agreement

At a meeting held on February 4, 2014, the Board of Trustees (the “Board” or the “Trustees”) of Multi-Strategy Growth & Income Fund (the “Fund” or the “Trust”), including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended, approved the renewal of the Advisory Agreement (the “Advisory Agreement”) between RJL Capital Management, LLC (the “Adviser”) and the Trust with respect to the Fund.  The Trustees reviewed in detail the information provided by the Adviser related to the proposed renewal of the Advisory Agreement. In its consideration of the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

Nature, Extent and Quality of Services.  The Board examined the nature, extent and quality of the services provided by the Adviser to the Fund.  It was noted that the Adviser has extensive experience, and spends a significant amount of time and care in its research process.  The Trustees noted the Adviser dedicates time to learning as much as possible regarding the underlying investments in order to build the portfolio.  In addition to research and due diligence, the Trustees agreed that the Adviser has a very good team in place servicing the Fund.  The Board discussed that the firm has extensive experience in non-traded REITs, and the Adviser has a good reputation in terms of experience and size.  The Board discussed the Adviser’s personnel, and the high level of service provided to the Fund.  The Board discussed the nature of the Adviser’s operations and the quality of the Adviser’s compliance infrastructure.  The Board noted the Adviser had reported no litigation or administrative actions during the last 12 months.  Overall, it was the consensus of the Board that they were satisfied with the nature, extent and quality of the services provided to the Fund under the Advisory Agreement.

Fees and Expenses.  The Trustees reviewed information regarding fees charged by advisers to a peer group of funds composed of 5 other closed-end interval funds.  The Trustees noted that  the Adviser charges an advisory fee of 0.75%, which compared favorably to the peer group average of 1.20%.  With respect to the average net expense ratio, they noted that the Fund’s  average net expense ratio of 1.75% is lower than the peer group at 1.81%.  A representative of the Adviser stated that its management fees are the lowest among the peer group and the net expense ratio is below the mean.  The Trustees noted the Adviser did not receive any other payments from the Fund other than advisory fees, although an affiliate receives fees in connection with portfolio trades.  The Trustees concluded that the advisory fee is reasonable.

Performance.  The Board, including the Independent Trustees, considered the Adviser’s past performance, as well as other factors relating to the Adviser’s track record, noting the Fund outperformed the Barclay’s Aggregate Bond Index with returns of 9.20% versus -2.02%  for the last year, and 7.97% versus 1.19% since the inception of the Fund.    The Board discussed the Fund’s underperformance relative to the S&P 500 Index, and concurred with the Adviser that this was to be expected in a strong bull equity market. A representative of the Adviser indicated the Adviser does not expect to make any significant changes to the current strategy at this time as the portfolio strategy is meeting expectations.  The Trustees concluded that the Fund’s performance was in line with the strategy and expectations.

Economies of Scale.  The Trustees considered whether the Adviser has realized or will realize economies of scale with respect to the management of the Fund.  The Trustees noted the Adviser’s willingness to discuss breakpoints when the Fund reaches an asset level of $1 billion.  It was the consensus of the Trustees that they were satisfied with the Fund’s growth over the past year, that continued growth will bring some economies to the operations of the Fund to the benefit of shareholders, and agreed to monitor Fund growth and the appropriateness of breakpoints.

 Profitability.  The Board considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees reviewed the profitability analysis provided by the Adviser and noted its reported profitability over the last fiscal year.  The Board also considered the expected impact of the Expense Limitation Agreement on the Adviser’s profitability.  The Board concluded that the Adviser’s estimated level of profitability from its relationship with the Fund was not excessive.

Conclusion.  During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Advisory Agreement.  Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Fund.

Approval of Sub-Advisory Agreement (Unaudited)

In connection with the meeting held on July 31, 2013, the Board of Trustees (the “Board” or the “Trustees”) of Multi-Strategy Growth & Income Fund (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as revised, (the “Independent Trustees”), discussed the approval of a sub-advisory agreement between RJL Capital Management, LLC (the “Adviser”) and First Allied Asset Management, Inc. (“First Allied”), with respect to The Multi-Strategy Growth & Income Fund (the “Fund”), (the “Sub-Advisory Agreement”).

Nature, Extent and Quality of Services.  A representative of the Adviser discussed the proposed change of control at First Allied, and explained that it is not expected to impact or interfere with the management or the business of First Allied with respect to the Trust.  The Trustees noted that the change of control is expected to increase the resources available to First Allied, thereby potentially benefiting the shareholders.  The Trustees discussed with the Trust's Chief Compliance Officer his experience with First Allied in regards to compliance matters.  The Trustees discussed possible conflicts of interest that could arise as a result of First Allied's new ownership structure, and concluded that the conflicts could be managed.  After discussion, the Board determined it was satisfied with First Allied and the discussion that was provided by management.

Fees and Expenses.  The Trustees considered the 0.50% fee charged by First Allied for sub-advisory services to the Fund.  They noted that First Allied provides a custom strategy which is not shared by a separately managed account or other accounts.  The Trustees agreed that the fee is competitive, noting that if shareholders were to pursue this strategy through a standalone mutual fund or a hedge fund, it would not be possible to access it for a comparably low fee.  After discussion, the Trustees concluded that the Fund allows access to the services of First Allied by smaller investors at a competitive rate.  The Trustees concluded that the sub-advisory fee was reasonable.

Performance.  The Board reviewed the performance of First Allied, noting that First Allied returned 15.95% for the 1 year period, outperforming its benchmark return of 7.10% and adding positively to the Fund's overall returns during the same period of 10.94%.  After discussion, the Trustees agreed that First Allied's performance was acceptable.

Economies of Scale.  The Board considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was primarily a Fund-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Board that based on the anticipated size of the Fund, while breakpoint levels had not been negotiated at this time, economies of scale would be revisited after the size of the Fund materially increases.

Profitability.  The Board considered the anticipated profits to be realized by First Allied in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees noted that, based on estimated profits for the previous year, First Allied experienced a net loss in connection with its service to the Fund.  The Board concluded it was satisfied that First Allied's level of profitability from its relationship with the Fund would not be excessive.

Conclusion.  Having requested and received such information from First Allied as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the nature, extent, and quality of services provided by First Allied were acceptable, that the sub-advisory fee is reasonable, and that approval of the Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

Multi-Strategy Growth & Income Fund

TRUSTEE TABLE (Unaudited)

February 28, 2014

Independent Trustees

Name, Address and Age (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Mark J. Riedy, PhD. (1942)	Trustee since September 2011	Executive Director of the Burnham-Moores Center for Real Estate and the Ernest W. Hahn Professor of Real Estate Finance at the University of San Diego (1992 to Present)	1	None
Ira J. Miller (1946)	Trustee since September 2011	Retired as of August 2007	1	None
John D. Frager (1958)	Trustee since September 2011	Executive Managing Director of CBRE (a commercial real estate broker) (2010 to present); CEO and President of Cassidy Turley San Diego (a commercial real estate broker) (2002 to 2010)	1	None

Interested Trustees, Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Raymond J. Lucia, Jr. ***^ (1975)	Trustee and President since September 2011	Chief Executive Officer (2010 – Present), RJL Wealth Management; Executive Vice President (2000-2010), Raymond J. Lucia Companies, Inc.	1	None
Stephanie Pimentel Holly (1983)	Treasurer, since September 2012

Vice President  for RJL Capital Management (2012 to present); Director of Finance (2010 to 2012; Director of Finance for LPL Financial (2008 to 2010); Senior Financial Analyst for LPL Financial (2006 to 2008)

			N/A	N/A

Multi-Strategy Growth & Income Fund

TRUSTEE TABLE (Unaudited) (Continued)

February 28, 2014

Interested Trustees, Officers (Continued)

Name, Address and Age (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
James Colantino (1969)	Assistant Treasurer, since September 2011	Senior Vice President (2012 to present); Vice President (2004 to 2012); Senior Fund Administrator (1999 to 2004), Gemini Fund Services, LLC.	N/A	N/A
Joseph P. Lucia^ (1974)	Secretary, since September 2011	President for RJL Capital Management (2012 to present); Executive Vice President for RJL Wealth Management, LLC (2006 – 2012); Executive Vice President for Raymond J Lucia Companies, Inc. (2006-2010)	N/A	N/A
Dawn M. Dennis (1966)	Assistant Secretary, since October 2013	Senior Paralegal, Gemini Fund Services (since May 2013), Paralegal (from July 2011 through April 2013)	N/A	N/A
Emile R. Molineaux (1962)	Chief Compliance Officer and Anti-Money Laundering Officer, since December 2010

CCO of various clients of Northern Lights Compliance Services, LLC, (Secretary since 2003 and Senior Compliance Officer since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003-2011)

			N/A	N/A

* The term of office for each Trustee listed above will continue indefinitely.  Officers are elected annually.

 ** The term "Fund Complex" refers to The Multi-Strategy Growth & Income Fund.

*** Raymond J. Lucia, Jr. is an interested person of the Fund by virtue of his position as President of the Fund and his indirect controlling interest in the Advisor.

^ Raymond J. Lucia, Jr. and Joseph P. Lucia are cousins.

The Fund's Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free 1-855-601-3841.

PRIVACY NOTICE Rev: April 2013
FACTS		WHAT DOES MULTI-STRATEGY GROWTH & INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Multi-Strategy Growth & Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Multi-Strategy Growth & Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?		Call 1-855-601-3841

Who we are
Who is providing this notice?	Multi-Strategy Growth & Income Fund
What we do
How does The Multi-Strategy Growth & Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does The Multi-Strategy Growth & Income Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪   Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪   Affiliates from using your information to market to you

▪   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ The Multi-Strategy Growth & Income Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

▪ The Multi-Strategy Growth & Income Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Multi-Strategy Growth & Income Fund doesn’t jointly market.

Investment Advisor

RJL Capital Management

13520 Evening Creek Drive N. Suite 300

San Diego, CA 92128

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-601-3841 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-855-601-3841.

Item 2. Code of Ethics.  Attached

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Mark Riedy is a financial expert, as defined in Item 3 of Form N-CSR.  Mark Riedy is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $16,500

2013 - $16,000

(b)

Audit-Related Fees

2014 - $0

2013 - $2,750

(c)

Tax Fees

2014 - $3,500

2013 - $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - $0

2013 - $0

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

Audit-Related Fees:

100.00%

100.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $3,500

2013 - $6,250

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

See attached exhibits P1A and P1B, which contain the Adviser and Sub-Adviser proxy voting policies and procedures.  Each votes proxies on behalf of the Fund for its portion of the Fund’s portfolio.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Raymond J. Lucia, Jr.

Mr. Lucia, Chief Executive Officer of the Adviser, is the Fund's portfolio manager.  Mr. Lucia has primary responsibility for management of the Fund's investment portfolio and has served the Fund in this capacity since it commenced operations in 2012.  Mr. Lucia is also CEO of RJL Wealth Management, LLC, a Registered Investment Advisor, and Lucia Securities, LLC, a Registered Broker Dealer and member FINRA/SIPC.  Mr. Lucia was previously with Raymond J. Lucia Companies, Inc. for 10 years where he held the position of Executive Vice President and was responsible for creating and managing the firm's strategic plans, including: developing and implementing the firm's investment strategies, growing the fee-based asset management platform, and expanding the firm's client base in over 15 office locations nationwide.  Prior to joining RJL, Inc. in 2000, Mr. Lucia worked for Deloitte and Touche as a tax accountant in the Personal Financial Services group providing financial advice to high-net-worth individuals.  Mr. Lucia graduated from Loyola Marymount University in 1997 with a Bachelor of Science in Accounting.  Mr. Lucia is a Certified Public Accountant and holds the Personal Financial Specialist designation offered by the AICPA.  Mr. Lucia holds the Series 7, 24, 63, and 65 licenses.

Jeffrey J. Mindlin, CFA

Mr. Mindlin, Managing Director and Chief Operating Officer of the sub-adviser, is the portfolio manager for that portion allocated by the Adviser to the sub-adviser and has served the Fund in this capacity since it commenced operations in 2012.  Mr. Mindlin has served as the sub - adviser's Managing Director and Chief Operating Officer since 2006.  Mr. Mindlin is responsible for the sub-adviser's portfolio management team and its efforts, including portfolio selection, trading, execution, proprietary money management and product development.  Prior to joining the sub - adviser, Mr. Mindlin was the Director of Research and Co-Portfolio Manager of Greenbook Investment Management, Inc., where he was instrumental in the design of sophisticated, proprietary investment strategies.  Before that, he worked as the Assistant Portfolio Manager and Senior Financial Engineer for Pinnacle Investment Advisors, LLC, which operated a hedge fund and a series of managed accounts for institutional and high-net-worth clients, and sub-advised a mutual fund.  Previously, Mr. Mindlin was the Manager of Financial Engineering at Camelback Research, leading the development of several successful institutional grade quantitative products, including the popular MSN Money Stockscouter system.  Mr. Mindlin earned his Chartered Financial Analyst (CFA) designation, as well as a BS in Economics and a BS in Finance from the College of Business Honor's Program at Arizona State University, where he received the prestigious Moore Award.

As of February 28, 201 4 , Raymond J. Lucia Jr. was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of March 31 , 201 4 , Jeffrey J. Mindlin, CFA was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4, 963	$ 990,507,609	0	$0

Because the portfolio manager (Mr. Mindlin) manages assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Sub-Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Advisor to the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Raymond J. Lucia Jr. and Jeffrey J. Mindlin are compensated through a salary.

As of February 28, 2014, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Managers	Dollar Range of Shares Owned
Raymond J. Lucia Jr.	Over $100,000
Jeffrey J. Mindlin	$0

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Multi-Strategy Growth & Income Fund

By (Signature and Title)

/s/ Raymond J. Lucia Jr

Raymond J. Lucia Jr., President

Date  5/9/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Raymond J. Lucia Jr

Raymond J. Lucia Jr., President

Date 5/9/14

By (Signature and Title)

/s/ Stephanie Pimentel Holly

 Stephanie Pimentel Holly, Treasurer

Date 5/9/14